Accounts and Other Receivables	12 Months Ended
Dec. 31, 2025
Trade and other current receivables [abstract]
Accounts and Other Receivables
6.
ACCOUNTS AND OTHER RECEIVABLES

A summary of the Group’s accounts and other receivables as of December 31, 2025 and 2024 is outlined below:

	December 31,
	2025	2024
(in USD and thousands)
Accounts receivable	$82,260	$102,816
Indirect tax receivables	36,073	32,815
Credit card receivables	3,364	87,791
Other	20,346	15,596
Total	$142,043	$239,018

Accounts receivable includes vendor receivables, yard receivables, airline receivables, insurance receivables and passenger receivables.

Credit card receivables that are not classified as cash and cash equivalents are included in accounts and other receivables. Credit card receivables, which represent amounts subject to a priority claim from credit card processors, decreased as of December 31, 2025, compared to December 31, 2024, due to a decrease in required balances from credit card processors.